UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                                     ---------------------------
                                                     OMB APPROVAL
                                                     ---------------------------
                                                     OMB Number: 3235-0060
                                                     Expires:   October 31, 2006
                                                     Estimated average burden
                                                     hours per
                                                     response...28.00
                                                     ---------------------------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 23, 2004


                           CIGNA INVESTMENT SECURITIES
                           ---------------------------
             (Exact name of registrant as specified in its charter)


      Massachusetts                 811-2299                 23-1886274
      -------------                 --------                 ----------
(State or other juris-             (Commission              (IRS Employer
diction of incorporation)          File Number)           Identification No.)


3 Newton Executive Park, Suite 200 Newton, MA                 02462
---------------------------------------------                 -----
 (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (860) 757-7276
                                                     --------------

                                       N/A
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01 Other Events.
TimesSquare Capital Management, Inc. (TimesSquare), the investment adviser to CIGNA Investment Securities (the Fund), has decided to exit the business of managing investment companies. On November 23, 2004, the Board of Trustees of the Fund approved in principle a reorganization pursuant to which the Fund would transfer substantially all of its assets and liabilities to BlackRock Core Bond Total Return Portfolio, a series of BlackRock Funds, an open-end fund managed by BlackRock Advisors, Inc. (BlackRock Advisors) in exchange for Class A shares of BlackRock Core Bond Total Return Portfolio having a net asset value equal to the net value of the assets and liabilities so transferred, which shares would then be distributed pro rata to shareholders of the Fund. Because BlackRock Core Bond Total Return Portfolio is an open-end fund, its Class A Shares are generally redeemable for an amount equal to their net asset value per share next determined. The reorganization is subject to approval of a plan of reorganization by the Boards of Trustees of the Fund and the BlackRock Funds, and is also subject to shareholder approval.

The Fund expects that it will hold a special meeting of shareholders in the first quarter of 2005 to seek shareholder approval of the merger of the Fund into the BlackRock Core Bond Total Return Portfolio.

On November 23, 2004 the Board of Trustees also approved an interim investment advisory agreement with BlackRock Advisors pursuant to which BlackRock Advisors will serve as investment adviser to the Fund, responsible for management of the Fund's portfolio. During the term of the interim advisory agreement TimesSquare will provide administrative services to the Fund.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CIGNA INVESTMENT SECURITIES
                                              ---------------------------
                                              Registrant

Date:  November 23, 2004                      By:  /s/ Jeffrey S. Winer
                                                   --------------------
                                                   Jeffrey S. Winer
                                                   Vice President and Secretary